SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):      October 24, 2003

ISCO INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-22302	36-3688459

(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

451 Kingston Court, Mt. Prospect, Illinois	60056

(Address of Principal Executive Offices)	(Zip Code)

(847) 391-9400

(Registrant’s telephone number, including area code)

Item 5. Other Events.
Item 7 — Financial Statements, Pro Forma Financial Information and Exhibits.
Item 12. Results of Operations and Financial Condition.
SIGNATURES
Exhibit Index
EX-10.8 Amended and Restated Loan Agreement
EX-10.9 Amended and Restated Security Agreement
EX-10.10 Secured 14% Grid Note - Alexander
EX-10.11 Secured 14% Grid Note - Manchester
EX-10.12 Amended and Restated Guaranty - Spectral
EX-10.13 Amended and Restated Guaranty - Illinois
EX-99.1 Press Release

Item 5. Other Events.

     The information set forth below pursuant to Item 12 shall also be deemed filed pursuant to Item 5.

Loan Financing

     On October 24, 2003, ISCO International, Inc. (the “Company”), Manchester Securities Corporation and Alexander Finance, L.P (the “Lenders”) amended the terms of their Loan Agreement which was originally entered on October 23, 2002 to reflect: (i) an increase in the aggregate commitment of the Lenders to from $4,000,000 to $6,000,000; (ii) the elimination of warrant issuances from future drawdowns; (iii) interest on future loans will bear interest at the rate of 14% per annum; (iv) that future loans mature on October 31, 2004; (v) and that future loans be subject to the discretion of the Lenders. The Company borrowed $1,000,000 from the line of credit agreement upon execution of the amendment.

Item 7 — Financial Statements, Pro Forma Financial Information and Exhibits.

Items (a) and (b) are inapplicable.

(c) Exhibits

10.1 Loan Agreement dated October 23, 2002 between ISCO International, Inc., Manchester Securities Corporation, and Alexander Finance L.P. incorporated by reference to exhibit 10.1 of the Company’s 8-K filed with the SEC on October 24, 2002.

10.2 Security Agreement dated October 23, 2002 between ISCO International, Inc., Spectral Solutions, Inc., Illinois Superconductor Canada Corporation, Manchester Securities Corporation, and Alexander Finance L.P. incorporated by reference to exhibit 10.2 of the Company’s 8-K filed with the SEC on October 24, 2002.

10.3 Secured Grid Note dated October 23, 2002 between ISCO International, Inc. and Alexander Finance L.P. in the principal amount of $1,752,400 incorporated by reference to exhibit 10.3 of the Company’s 8-K filed with the SEC on October 24, 2002.

10.4 Secured Grid Note dated October 23, 2002 between ISCO International, Inc. and Manchester Securities Corporation in the principal amount of $2,247,600 incorporated by reference to exhibit 10.4 of the Company’s 8-K filed with the SEC on October 24, 2002.

10.5 Guaranty of Spectral Solutions, Inc. incorporated by reference to exhibit 10.5 of the Company’s 8-K filed with the SEC on October 24, 2002.

10.6 Guaranty of Illinois Superconductor Canada Corporation incorporated by reference to exhibit 10.6 of the Company’s 8-K filed with the SEC on October 24, 2002.

10.7 Registration Rights Agreement dated October 23, 2002 between ISCO International, Inc. Manchester Securities Corporation, and Alexander Finance L.P. incorporated by reference to exhibit 10.7 of the Company’s 8-K filed with the SEC on October 24, 2002.

10.8 Amended and Restated Loan Agreement dated October 24, 2003 between ISCO International, Inc., Manchester Securities Corporation, and Alexander Finance L.P.

10.9 Amended and Restated Security Agreement dated October 24, 2003 between ISCO International, Inc., Spectral Solutions, Inc., Illinois Superconductor Canada Corporation, Manchester Securities Corporation, and Alexander Finance L.P.

10.10 Secured 14% Grid Note dated October 24, 2003 between ISCO International, Inc. and Alexander Finance L.P. in the principal amount of $876,200.

10.11 Secured 14% Grid Note dated October 24, 2003 between ISCO International, Inc. and Manchester Securities Corporation in the principal amount of $1,123,800.

10.12 Amended and Restated Guaranty of Spectral Solutions, Inc.

10.13 Amended and Restated Guaranty of Illinois Superconductor Canada Corporation.

99.1 Press Release dated October 24, 2003 announcing financial results for the third quarter ended September 30, 2003.

Item 12. Results of Operations and Financial Condition.

On October 24, 2003, the Company issued a press release announcing its financial results for its third quarter ended September 30, 2003. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: October 24, 2003		ISCO International, Inc.

	By:	/s/ Frank Cesario

Frank Cesario Chief Financial Officer

Exhibit Index

10.1 Loan Agreement dated October 23, 2002 between ISCO International, Inc., Manchester Securities Corporation, and Alexander Finance L.P. incorporated by reference to exhibit 10.1 of the Company’s 8-K filed with the SEC on October 24, 2002.

10.2 Security Agreement dated October 23, 2002 between ISCO International, Inc., Spectral Solutions, Inc., Illinois Superconductor Canada Corporation, Manchester Securities Corporation, and Alexander Finance L.P. incorporated by reference to exhibit 10.2 of the Company’s 8-K filed with the SEC on October 24, 2002.

10.3 Secured Grid Note dated October 23, 2002 between ISCO International, Inc. and Alexander Finance L.P. in the principal amount of $1,752,400 incorporated by reference to exhibit 10.3 of the Company’s 8-K filed with the SEC on October 24, 2002.

10.4 Secured Grid Note dated October 23, 2002 between ISCO International, Inc. and Manchester Securities Corporation in the principal amount of $2,247,600 incorporated by reference to exhibit 10.4 of the Company’s 8-K filed with the SEC on October 24, 2002.

10.5 Guaranty of Spectral Solutions, Inc. incorporated by reference to exhibit 10.5 of the Company’s 8-K filed with the SEC on October 24, 2002.

10.6 Guaranty of Illinois Superconductor Canada Corporation incorporated by reference to exhibit 10.6 of the Company’s 8-K filed with the SEC on October 24, 2002.

10.7 Registration Rights Agreement dated October 23, 2002 between ISCO International, Inc. Manchester Securities Corporation, and Alexander Finance L.P. incorporated by reference to exhibit 10.7 of the Company’s 8-K filed with the SEC on October 24, 2002.

10.8* Amended and Restated Loan Agreement dated October 24, 2003 between ISCO International, Inc., Manchester Securities Corporation, and Alexander Finance L.P.

10.9* Amended and Restated Security Agreement dated October 24, 2003 between ISCO International, Inc., Spectral Solutions, Inc., Illinois Superconductor Canada Corporation, Manchester Securities Corporation, and Alexander Finance L.P.

10.10* Secured 14% Grid Note dated October 24, 2003 between ISCO International, Inc. and Alexander Finance L.P. in the principal amount of $876,200.

10.11* Secured 14% Grid Note dated October 24, 2003 between ISCO International, Inc. and Manchester Securities Corporation in the principal amount of $1,123,800.

10.12* Amended and Restated Guaranty of Spectral Solutions, Inc.

10.13* Amended and Restated Guaranty of Illinois Superconductor Canada Corporation.

99.1* Press Release dated October 24, 2003 announcing financial results for the third quarter ended September 30, 2003.

*   Filed herewith.